UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 11, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment No. 2 to the Asset Purchase Agreement

As previously disclosed, on March 5, 2025, Nauticus Robotics, Inc. a Delaware corporation (the “Company”), and SeaTrepid International, L.L.C., a Louisiana limited liability company, SeaTrepid Deepsea LLC, a Louisiana limited liability company, Remote Inspection Technologies, L.L.C., a Louisiana limited liability company (each, a “Seller” and collectively, “Sellers”), and certain individual selling persons entered into an Asset Purchase Agreement in the form of Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the U.S. Securities and Exchange Commission (“SEC”) on March 5, 2025 (the “Purchase Agreement”), to which reference is made for its terms. Pursuant to the Purchase Agreement, the Company agreed to acquire (the “Acquisition”) substantially all of the assets and certain specified liabilities of the Sellers related to applied robotic solutions and the robotic equipment development and operation. On March 20, 2025, the Company consummated the Acquisition pursuant to the terms of the Purchase Agreement for a total value of $16 million, and the Company entered into an Amendment No. 1 to the Asset Purchase Agreement (the “Amendment No. 1”) with the Sellers, pursuant to which the Company and the Sellers added an updated version of the disclosure schedules to the Purchase Agreement.

On May 11, 2026, the Company entered into an Amendment No. 2 to the Asset Purchase Agreement (the “Amendment No. 2”) with the Sellers, pursuant to which the Company and the Sellers amended certain payment terms of the Purchase Agreement.

The foregoing description of the Purchase Agreement, Amendment No. 1, and Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 5, 2025, the Amendment No. 1, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2025, and Amendment No. 2 which is filed as Exhibit 10.1 hereto, all of which are incorporated into this report by reference.

Second Amendment to the Term Loan Agreement

As previously disclosed by the Company in its filings with the SEC, pursuant to the terms of the Senior Secured Term Loan Agreement, dated as of September 18, 2023 (as amended, restated, amended and restated, restructured, supplemented, waived and/or otherwise modified from time to time, the “Term Loan Agreement”), by and among the Company, as borrower, the lenders from time to time party thereto (the “Lenders”) and ATW Special Situations Management LLC, as collateral agent (in such capacity, the “Collateral Agent”), the Lenders agreed to make Loans to the Company which Loans are convertible, in whole or in part, into shares of Common Stock of the Company at an initial Conversion Price of $6.00 subject to adjustment from time to time as provided in the Term Loan Agreement. Pursuant to Section 25(c) of the Term Loan Agreement, the Term Loan Agreement, including the Conversion Price, may be amended with the written consent of the Company and the Required Lenders, and any amendment reducing the Conversion Price shall only be effective with respect to the Loan made by any Lender with the written consent of such Lender. On October 25, 2025, the Company entered into an Amendment Agreement to the Term Loan Agreement with each Lender, pursuant to which the conversion price was reduced to $1.76 for the period ending on November 7, 2025.

On May 11, 2026, the Company entered into a Second Amendment to the Term Loan Agreement (the “Second Amendment”) with each Lender, pursuant to which the conversion price was reduced to $2.20 for the period ending on May 21, 2026.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is filed as Exhibit 10.2 hereto and is incorporated into this report by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 12, 2026, the Company issued an Original Issue Discount Senior Secured Convertible Debenture Due 2026, in the aggregate principal amount of $1,556,122.00 (the “Additional Note”), to an institutional investor (“Investor”), which is convertible into 204,753 shares of common stock of the Company calculated at a conversion price of $7.60. The Additional Note was issued pursuant to the securities purchase agreement dated as of November 4, 2024 (the “Securities Purchase Agreement”) with certain investors including Investor, as previously described in the Company’s Current Report on Form 8-K filed with the SEC on November 5, 2024 (the “November 5 Form 8-K”). The Additional Note has the same terms as the Notes under the Securities Purchase Agreement as described in the November 5 Form 8-K and will mature on September 9, 2026 or such earlier date as is required or permitted to be repaid under such Additional Note.

The foregoing description of the transaction described in this Item 2.03 does not purport to be completed and is qualified in its entirety by reference to the complete text of the Additional Note, a copy of which was attached to the November 5 Form 8-K as Exhibit 10.3.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 13, 2026, the Company issued a press release announcing, among other things, that it hired Brian Allen as Chief Revenue Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and in Exhibits 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act, as amended or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
10.1
Amendment No. 2 to Asset Purchase Agreement, dated May 11, 2026, by and among Nauticus Robotics, Inc., SeaTrepid International, L.L.C., SeaTrepid Deepsea LLC, Remote Inspection Technologies, L.L.C., and each of the signatories thereto.

10.2	Second Amendment, dated May 11, 2026, by and among Nauticus Robotics, Inc. and the lenders signatories thereto.
99.1	Press Release dated May 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2026	Nauticus Robotics, Inc.

	By:	/s/ Michael A. Ferrier
		Name:	Michael A. Ferrier
		Title:	General Counsel